   As filed with the Securities and Exchange Commission on September 15, 1999

                                                      Registration No. 333-27181
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                         Post-Effective Amendment No. 2
                                       to
                                    Form S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              --------------------


                       IRVINE APARTMENT COMMUNITIES, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                              33-0587829
-------------------------------                              -------------------
State of other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)


                      550 Newport Center Drive, Suite 300,
                 Newport Beach, California 92660 (949) 720-5500
--------------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              --------------------


                                MICHAEL D. MCKEE
              Vice Chairman, Chief Financial Officer and Secretary
                        IRVINE APARTMENT COMMUNITIES LLC
                            550 Newport Center Drive
                                    Suite 300
                             Newport Beach, CA 92660
                                 (949) 720-5500
--------------------------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                 with a copy to:
                                  J. JAY HERRON
                              O'MELVENY & MYERS LLP
                      610 Newport Center Drive, Suite 1700
                      Newport Beach, California 92660-6429
                                 (949) 760-9600


                              --------------------


         Approximate date of commencement of proposed sale to the public:
Completed.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box: [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to made pursuant to Rule 434, please check the following box. [ ]

                                EXPLANATORY NOTE

         The Registrant hereby amends this Registration Statement (Registration No. 333-27181) ("Registration Statement") to deregister and remove from registration debt securities in an aggregate principal amount of up to $250,000,000 previously registered under this Registration Statement and not issued by the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Newport Beach, California, on September 13, 1999.

                                          IRVINE APARTMENT COMMUNITIES, L.P.
                                          By: Irvine Apartment Communities LLC,
                                              its sole general partner


                                          By: /s/ Michael D. McKee
                                              ----------------------------------
                                                  Michael D. McKee
                                                  Vice Chairman, Chief Financial
                                                  Officer and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the registration statement has been signed by the following persons in the capacities as Directors and Officers of Irvine Apartment Communities LLC, the sole general partner of the registrant, and on the date indicated.


           Signature                                  Title                                Date
           ---------                                  -----                                ----
/s/ Clarence Barker                    President and Chief Operating              September 13, 1999
---------------------------------      Officer (Principal Executive Officer)
Clarence Barker


/s/ David A. Patty                     Executive Vice President and               September 13, 1999
---------------------------------      Chief Administrative Officer
David A. Patty                         (Principal Financial Officer and
                                       Principal Accounting Officer)


/s/ Richard F. Alden                   Director                                   September 13, 1999
---------------------------------
Richard F. Alden


/s/ Donald Bren                        Director                                   September 13, 1999
---------------------------------
Donald Bren


/s/ Gary H. Hunt                       Director                                   September 13, 1999
---------------------------------
Gary H. Hunt


/s/ Michael D. McKee                   Director                                   September 13, 1999
---------------------------------
Michael D. McKee


/s/ Donn B. Miller                     Director                                   September 13, 1999
---------------------------------
Donn B. Miller


/s/ Thomas H. Nielsen                  Director                                   September 13, 1999
---------------------------------
Thomas H. Nielsen


/s/ Richard G. Sim                     Director                                   September 13, 1999
---------------------------------
Richard G. Sim


/s/ Peter V. Ueberroth                 Director                                   September 13, 1999
---------------------------------
Peter V. Ueberroth


/s/ Raymond L. Watson                  Director                                   September 13, 1999
---------------------------------
Raymond L. Watson